UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2007
TRIAD FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	333-126538 (Commission File Number)	33-0356705 (IRS Employer Identification No.)
7711 Center Avenue, Suite 100
Huntington Beach, California 92647
(Address of principal executive offices, including zip code)
(714) 373-8300
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement.
     On March 15, 2007, Triad Financial Corporation or its subsidiaries entered into (1) an amendment to that certain Warehouse Lending Agreement, dated as of April 29, 2005, among Triad Financial Corporation, as originator and servicer, Triad Financial Warehouse Special Purpose LLC, as seller, Triad Automobile Receivables Warehouse Trust, as borrower, The Bank of New York (as successor-in-interest to JPMorgan Chase Bank, National Association, as collection account bank, the “Collection Account Bank”), and Citigroup Global Markets Realty Corp., as lender (the “CGMRC Warehouse Lending Agreement”), and (2) an amendment to that certain Master Residual Loan agreement, dated as of April 29, 2005, among Triad Financial Residual Special Purpose LLC, as borrower, the Collection Account Bank and Citigroup Global Markets Realty Corp., as lender (the “CGMRC Residual Loan Agreement”). The amendments to the CGMRC Warehouse Lending Agreement and CGMRC Residual Loan Agreement extend the term of each agreement to April 29, 2009 and made certain other amendments thereto. Copy of the amendments are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
10.1	Amendment No. 2, dated as of March 15, 2007, to the Warehouse Lending Agreement, dated as of April 29, 2005, among Triad Financial Corporation, as originator and servicer, Triad Financial Warehouse Special Purpose LLC, as seller, Triad Automobile Receivables Warehouse Trust, as borrower, The Bank of New York (as successor-in-interest to JPMorgan Chase Bank, N.A.), as collection account bank, and Citigroup Global Markets Realty Corp., as lender.

10.2	Amendment No. 1, dated as of March 15, 2007, to the Master Residual Loan Agreement, dated as of April 29, 2005, among Triad Financial Residual Special Purpose LLC, as borrower, The Bank of New York (as successor-in-interest to JPMorgan Chase Bank, N.A.), as collection account bank, and Citigroup Global Markets Realty Corp., as lender.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL CORPORATION
Date: March 20, 2007	/s/ Timothy M. O'Connor
	Name:	Timothy M. O’Connor
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2, dated as of March 15, 2007, to the Warehouse Lending Agreement, dated as of April 29, 2005, among Triad Financial Corporation, as originator and servicer, Triad Financial Warehouse Special Purpose LLC, as seller, Triad Automobile Receivables Warehouse Trust, as borrower, The Bank of New York (as successor-in-interest to JPMorgan Chase Bank, N.A.), as collection account bank, and Citigroup Global Markets Realty Corp., as lender.

10.2	Amendment No. 1, dated as of March 15, 2007, to the Master Residual Loan Agreement, dated as of April 29, 2005, among Triad Financial Residual Special Purpose LLC, as borrower, The Bank of New York (as successor-in-interest to JPMorgan Chase Bank, N.A.), as collection account bank, and Citigroup Global Markets Realty Corp., as lender.